News Release

FOR IMMEDIATE RELEASE

Core & Main Elects James D. Hope to Board

ST. LOUIS, May 1, 2024—Core & Main Inc. (NYSE: CNM), a leader in advancing reliable infrastructure with local service, nationwide, announced today that James D. Hope has been appointed to its board of directors. Hope has extensive experience, having held several executive level roles in the areas of finance, sales and operations, in addition to public company board experience.

“We are very pleased to welcome Jim to our board,” said Steve LeClair, chair and CEO of Core & Main. “Jim is a proven leader who has helped create value through strategic planning and operational execution throughout his career. His deep financial expertise and leadership experience will be invaluable to Core & Main and its stakeholders.”

From 2018 until his retirement at the end of 2022, Hope served as executive vice president and chief financial officer for Performance Food Group Company (“PFG”), a leading marketer and distributor of food and food-related products across the United States. Prior to that position, Hope served as PFG’s executive vice president of operations from 2014 to 2018. Prior to joining PFG, Hope spent 26 years in various leadership roles at Sysco Corporation, most recently serving as executive vice president of business transformation. Hope brings to the board a well-rounded background, including public company accounting and reporting, mergers and acquisitions, strategic planning, and risk management and mitigation.

“It is an honor to be joining Core & Main’s board of directors. I look forward to sharing my experience in finance and capital markets, distribution and M&A to further enhance the company’s strategic vision and long-term growth opportunities,” Hope said.

Hope becomes the eighth independent director on Core & Main’s nine-member board. In addition to Hope, independent directors include Bhavani Amirthalingam, Robert Buck, James Castellano, Dennis Gipson, Orvin Kimbrough, Kathleen Mazzarella and Margaret Newman. Information about Core & Main’s board of directors, including their bios, can be found here.

About Core & Main

Based in St. Louis, Core & Main is a leader in advancing reliable infrastructure™ with local service, nationwide®. As a leading specialized distributor with a focus on water, wastewater, storm drainage and fire protection products, and related services, Core & Main provides solutions to municipalities, private water companies and professional contractors across municipal, non-residential and residential end markets, nationwide. With more than 350 locations across the U.S., the company provides its customers local expertise backed by a national supply chain. Core & Main’s nearly 5,500 associates are committed to helping their communities thrive with safe and reliable infrastructure. Visit coreandmain.com to learn more.

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Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this press release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Core & Main’s financial and operating outlook, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:
Investor Relations:
Robyn Bradbury, 314-995-9116
InvestorRelations@CoreandMain.com

Media Relations:
Jennifer Noonan, 314-750-9670
Jennifer.Noonan@CoreandMain.com
Core & Main Elects James D. Hope to Board